Exhibit 1.01
Quantum Corporation
Conflict Minerals Report for the Calendar Year Ended December 31, 2021
This conflict minerals report contains forward-looking statements. These statements include Quantum’s goals for its conflict minerals program and the actions Quantum intends to take to improve transparency and reporting. All forward-looking statements involve risk and uncertainty. When considering these statements, you should also consider the important factors described in reports and documents Quantum files from time to time with the Securities and Exchange Commission, including the factors described under the sections titled “Risk Factors” in Quantum’s most recently filed Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively. Except as required by law, Quantum disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise. Any references to our website do not incorporate website information unless specifically indicated.

Introduction

This conflict minerals report for Quantum Corporation (“Quantum,” “we,” “us,” or the “Company”) is filed for calendar year 2021 (“CY21”) in accordance with Rule 13p-1 under the Securities Exchange Act (“Rule 13p-1”).

Quantum is a technology company whose mission is to deliver innovative solutions to organizations around the world. We design, manufacture, and sell technology and services that help customers capture, create, and share digital content, and protect it for decades. We emphasize innovative technology in the design and manufacture of our products to help our customers unlock the value in their video and unstructured data in new ways to solve their most pressing business challenges. More information about Quantum’s product suite is available at https://www.quantum.com/en/products/.

Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 1502”) requires Quantum to perform certain due diligence and disclosure activities regarding the use and origin of tin, tantalum, tungsten, and gold (“3TG”) in our supply chain if they are deemed necessary to the functionality or production of our products. Quantum’s hardware products contain 3TG necessary to their functionality or production.

Components and subassemblies containing 3TG are sourced from a global supply base that includes distributors, value-added resellers, original equipment manufacturers, original design manufacturers, contract manufacturers, and parts brokers. Our suppliers are responsible for procuring most of the raw materials used in the production process. Quantum must therefore rely on its supply chain partners to provide information on their 3TG sources.

In accordance with Section 1502 and Rule 13p-1, we have undertaken a reasonable country of origin inquiry (“RCOI”) into the 3TG present in our supply chain for CY21. The RCOI is intended to determine whether these minerals may have originated from the Democratic Republic of the Congo or adjoining countries (“Covered Countries”), or from recycled or scrap sources. As part of the RCOI, the Company conducted the due diligence measures described below.
Due Diligence Results

Our RCOI process is designed in good faith to produce due diligence results. That said, we are unable to guarantee that there are no inaccuracies, incompleteness, or falsities in the conflict minerals reporting templates (“CMRTs”) we receive, despite our reasonable efforts to review them. In addition, since most suppliers provide company-level CMRTs rather than versions specific to components sold to Quantum, we are unable to reasonably determine that all of the identified 3TG sources are actually incorporated into our products.

Based on the information available to us, we are unable to reasonably and reliably ascertain the source and chain of custody of all 3TG necessary to the functionality or production of our products. However, we have not identified any instances in which our sourcing of necessary conflict minerals directly or indirectly financed or benefitted armed groups in the Covered Countries. We also do not believe that the 3TG used in our products originated from recycled or scrap sources.

We continue to encourage our supply chain to use only smelters or refiners that have achieved or are actively progressing toward RMI conflict-free status. We expect that over time, our due diligence efforts will incrementally improve and yield more complete information, particularly as suppliers improve the accuracy of their own data and more smelters and refiners participate in a third-party audit process.

An independent private sector audit of our conflict minerals report was not required for CY21.

Due Diligence Procedures

Quantum’s due diligence procedures are designed to materially conform with the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition. Specifically, our 3TG due diligence measures include:

1.     Establishing strong company management systems;
2.     Identifying and assessing supply chain risk;
3.     Designing and implementing a strategy to respond to identified risks;
4.     Supporting industry organizations that perform independent audits of supply chain due diligence; and
5.     Publicly reporting on these activities.

Establish strong company management systems
1.Quantum requires suppliers to comply with our Environmental Requirements Specification and Business Partner Code of Conduct, which mandate adherence to applicable conflict minerals regulations. We also expect suppliers to comply with the Responsible Business Alliance Code of Conduct.
2.Our internal conflict minerals management processes are led by our legal department, with assistance from the Company’s supply chain and engineering teams. We periodically update senior management regarding the status of our conflict minerals compliance efforts.
3.As we do not have a direct relationship with the 3TG smelters and refiners, we leverage third-party industry resources including our Responsible Minerals Initiative (“RMI”) membership to obtain facility information and influence supply chain practices. In CY21, we also contracted with GreenSoft Technology, Inc. (“GreenSoft”) to help us gather, analyze, and address conflict minerals data and compliance status.
4.We have longstanding grievance mechanisms allowing employees and suppliers to report violations of Quantum’s policies, including to our internal ethics committee and our anonymous third-party reporting hotline. Information about these mechanisms is available in our code of conduct, which is posted on the Investor Relations section of our website.
5.We retain records relevant to our 3TG due diligence and reporting efforts.

Identify and assess supply chain risk
1.We maintain RMI membership to evaluate and disclose identified smelters and refiners in our supply chain as part of our risk assessment plan. We provide feedback, either directly or through GreenSoft, to applicable suppliers when we believe reporting may be incomplete, inaccurate, or that identified 3TG sources were not participating in a conflict-free supply chain.
2.We ask our suppliers to report supply chain data using the current version of the RMI CMRT. We have determined that requiring CMRTs represents the most reasonable and consistent approach to identifying 3TG origins in our supply chain. We have historically focused on obtaining CMRTs from at least 80% of the suppliers we identify as providing components or parts actively used in our products. We obtained responses from 86% of the suppliers contacted for CY21 data, excluding those whose products do not include 3TG.
3.We assess risk by reviewing each supplier’s CMRT and comparing it to relevant RMI facility databases. In CY21, we utilized GreenSoft to gather, analyze, and aggregate CMRT data, helping to identify risks associated with unvalidated smelters and refiners in our supply chain.
4.Many of our suppliers and contract manufactures are Responsible Business Alliance members and require compliance with its code of conduct in their own supply chains.

Design and implement a strategy to respond to identified risks
1.We implement, manage, and monitor conflict minerals compliance as part of our larger corporate compliance program. Updates regarding risks arising from 3TG in the supply chain are periodically provided to members of the senior management team.
2.Our suppliers and contract manufacturers are required to provide CMRTs and support a conflict-free supply chain. We engage GreenSoft to identify and evaluate smelter and refiner data included on CMRTs against assessments in the RMI database. We request corrections from suppliers where we identify data inconsistencies or inaccuracies.
3.We request data from suppliers we reasonably believe, based on part type and material, supply us with 3TG. Suppliers providing CMRTs that suggest their supply chains may support conflict in the Covered Countries are encouraged to establish alternative 3TG sources.
4.Some suppliers are unable to represent to us that 3TG facilities identified in their CMRTs actually relate to components supplied to Quantum. In addition, some facilities are not confirmed to be verified smelters or refiners. Of those locations that we verified, 83% are conformant, active, under review, or in communication with RMI. We will continue to encourage suppliers to utilize only RMI conformant smelters in their supply chains.

Support industry organizations that perform independent audits of supply chain due diligence
We do not have a direct relationship with 3TG smelters and refiners in our supply chain and do not perform or control audits of their practices. The Company is an RMI member and compares supplier CMRTs with RMI databases as described above. We consider smelters and refiners identified by the RMI as conformant to be conflict-free.

Publicly report on due diligence activities
A copy of our conflict minerals report is available at https://investors.quantum.com/financial-information/sec-filings.

Table 1 - Potential Smelters and Refiners Used and Country of Origin Data

The information provided in the table below represents data aggregated from CMRTS received from our supply chain, and includes only entities which RMI recognizes as valid smelters or refiners. Inclusion on this list is not intended to confirm that conflict minerals were actually provided for use in Quantum products. We cannot rule out that there are entries in the list below that do not relate directly to our products.

Smelter ID	Metal	Standard Smelter Name	County Location	RMAP Audit Status
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
CID000082	Gold	Asahi Pretec Corp.	JAPAN	Conformant
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Outreach required
CID000113	Gold	Aurubis AG	GERMANY	Conformant
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
CID000157	Gold	Boliden AB	SWEDEN	Conformant
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
CID000180	Gold	Caridad	MEXICO	Outreach required
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
CID000189	Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Outreach required
CID000233	Gold	Chimet S.p.A.	ITALY	Conformant
CID000264	Gold	Chugai Mining	JAPAN	Conformant
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	In communication
CID000359	Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
CID000362	Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
CID000401	Gold	Dowa	JAPAN	Conformant
CID000425	Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
CID000493	Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Non conformant
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Outreach required
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Outreach required
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Outreach required
CID000689	Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Conformant
CID000694	Gold	Heimerle + Meule GmbH	GERMANY	Conformant
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
CID000711	Gold	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Outreach required
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Outreach required
CID000778	Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF	Communication suspended
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
CID000814	Gold	Istanbul Gold Refinery	TURKEY	Conformant
CID000823	Gold	Japan Mint	JAPAN	Conformant
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Due diligence review
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Non conformant
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
CID000956	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	In communication
CID000957	Gold	Kazzinc	KAZAKHSTAN	Conformant
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Non conformant
CID001032	Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Due diligence review

CID001056	Gold	Lingbao Gold Co., Ltd.	CHINA	Outreach required
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Outreach required
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Outreach required
CID001113	Gold	Materion	UNITED STATES OF AMERICA	Conformant
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Non conformant
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
CID001236	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Non conformant
CID001352	Gold	PAMP S.A.	SWITZERLAND	Conformant
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Outreach required
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Non conformant
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
CID001498	Gold	PX Precinox S.A.	SWITZERLAND	Conformant
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
CID001534	Gold	Royal Canadian Mint	CANADA	Conformant
CID001546	Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Communication suspended
CID001555	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
CID001562	Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF	Communication suspended
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Outreach required
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Non conformant
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Outreach required
CID001916	Gold	Shandong gold smelting Co., Ltd.	CHINA	Conformant
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Outreach required
CID001955	Gold	Torecom	KOREA, REPUBLIC OF	Conformant
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
CID002003	Gold	Valcambi S.A.	SWITZERLAND	Conformant
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
CID002100	Gold	Yamakin Co., Ltd.	JAPAN	Conformant
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
CID002282	Gold	Morris and Watson	NEW ZEALAND	In communication
CID002290	Gold	Safina a.s.	CZECHIA	Conformant
CID002312	Gold	Guangdong Jinding Gold Limited	CHINA	Outreach required
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND	Conformant

CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
CID002515	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Due diligence review
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
CID002525	Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Outreach required
CID002527	Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Outreach required
CID002560	Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
CID002562	Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	In communication
CID002563	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Due diligence review
CID002567	Gold	Sudan Gold Refinery	SUDAN	Outreach required
CID002580	Gold	T.C.A S.p.A	ITALY	Conformant
CID002582	Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
CID002584	Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Outreach required
CID002587	Gold	Industrial Refining Company	BELGIUM	Non conformant
CID002588	Gold	Shirpur Gold Refinery Ltd.	INDIA	Outreach required
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002606	Gold	Marsam Metals	BRAZIL	Conformant
CID002615	Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
CID002708	Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Active
CID002761	Gold	SAAMP	FRANCE	Conformant
CID002762	Gold	L'Orfebre S.A.	ANDORRA	Conformant
CID002763	Gold	8853 S.p.A.	ITALY	Conformant
CID002765	Gold	Italpreziosi	ITALY	Conformant
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA	Non conformant
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
CID002853	Gold	Sai Refinery	INDIA	Outreach required
CID002857	Gold	Modeltech Sdn Bhd	MALAYSIA	Non conformant
CID002863	Gold	Bangalore Refinery	INDIA	Conformant
CID002865	Gold	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION	Outreach required
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Outreach required
CID002872	Gold	Pease & Curren	UNITED STATES OF AMERICA	Communication suspended
CID002893	Gold	JALAN & Company	INDIA	Outreach required
CID002918	Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002919	Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
CID002973	Gold	Safimet S.p.A	ITALY	Conformant
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Outreach required
CID003185	Gold	African Gold Refinery	UGANDA	Outreach required
CID003186	Gold	Gold Coast Refinery	GHANA	Outreach required
CID003189	Gold	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
CID003324	Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Outreach required
CID003348	Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Outreach required
CID003382	Gold	CGR Metalloys Pvt Ltd.	INDIA	Outreach required
CID003383	Gold	Sovereign Metals	INDIA	Outreach required
CID003421	Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
CID003424	Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
CID003425	Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
CID003461	Gold	Augmont Enterprises Private Limited	INDIA	Active
CID003463	Gold	Kundan Care Products Ltd.	INDIA	In communication
CID003487	Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	In communication
CID003488	Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	In communication
CID003489	Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	In communication
CID003490	Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	In communication

CID003497	Gold	K.A. Rasmussen	NORWAY	Outreach required
CID003500	Gold	Alexy Metals	UNITED STATES OF AMERICA	Active
CID003529	Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Active
CID003540	Gold	Sellem Industries Ltd.	MAURITANIA	Communication suspended
CID003548	Gold	MD Overseas	INDIA	In communication
CID003557	Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	In communication
CID003575	Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
CID003615	Gold	WEEEREFINING	FRANCE	Active
CID003617	Gold	Value Trading	BELGIUM	In communication
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
CID000616	Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
CID001175	Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID001200	Tantalum	NPM Silmet AS	ESTONIA	Conformant
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002539	Tantalum	KEMET de Mexico	MEXICO	Conformant
CID002544	Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
CID002545	Tantalum	TANIOBIS GmbH	GERMANY	Conformant
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
CID002707	Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
CID003583	Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Conformant
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
CID000292	Tin	Alpha	UNITED STATES OF AMERICA	Conformant
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA	Active
CID000402	Tin	Dowa	JAPAN	Conformant
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID000448	Tin	Estanho de Rondonia S.A.	BRAZIL	Conformant
CID000468	Tin	Fenix Metals	POLAND	Conformant
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Non conformant
CID001070	Tin	China Tin Group Co., Ltd.	CHINA	Conformant

CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
CID001173	Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001182	Tin	Minsur	PERU	Conformant
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
CID001305	Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Conformant
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
CID001337	Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
CID001406	Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
CID001453	Tin	PT Mitra Stania Prima	INDONESIA	Conformant
CID001458	Tin	PT Prima Timah Utama	INDONESIA	Conformant
CID001460	Tin	PT REFINED BANGKA TIN	INDONESIA	Conformant
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
CID001477	Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
CID001482	Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
CID001486	Tin	PT Timah Nusantara	INDONESIA	Conformant
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
CID001758	Tin	Soft Metais Ltda.	BRAZIL	Conformant
CID001898	Tin	Thaisarco	THAILAND	Conformant
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
CID002015	Tin	VQB Mineral and Trading Group JSC	VIET NAM	Outreach required
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
CID002180	Tin	Yunnan Tin Company Limited	CHINA	Conformant
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA	Active
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL	Outreach required
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
CID002570	Tin	CV Ayi Jaya	INDONESIA	In communication
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Non conformant
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Outreach required
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Outreach required
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Outreach required
CID002706	Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID002756	Tin	Super Ligas	BRAZIL	Active
CID002773	Tin	Metallo Belgium N.V.	BELGIUM	Conformant
CID002774	Tin	Metallo Spain S.L.U.	SPAIN	Conformant
CID002834	Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA	Non conformant
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
CID003205	Tin	PT Bangka Serumpun	INDONESIA	Conformant
CID003208	Tin	Pongpipat Company Limited	MYANMAR	Outreach required
CID003325	Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
CID003356	Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Non conformant
CID003379	Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
CID003381	Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
CID003387	Tin	Luna Smelter, Ltd.	RWANDA	Conformant

CID003397	Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Non conformant
CID003409	Tin	Precious Minerals and Smelting Limited	INDIA	Non conformant
CID003410	Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Outreach required
CID003449	Tin	PT Mitra Sukses Globalindo	INDONESIA	Active
CID003486	Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Active
CID003524	Tin	CRM Synergies	SPAIN	Conformant
CID003582	Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
CID000004	Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
CID000281	Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Outreach required
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Communication suspended
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
CID002541	Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
CID002542	Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
CID002543	Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
CID002641	Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
CID002833	Tungsten	ACL Metais Eireli	BRAZIL	Conformant
CID002845	Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
CID003388	Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID003401	Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant
CID003407	Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
CID003408	Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Conformant
CID003416	Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Active
CID003417	Tungsten	GEM Co., Ltd.	CHINA	Conformant
CID003427	Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Active
CID003468	Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
CID003553	Tungsten	Artek LLC	RUSSIAN FEDERATION	Outreach required
CID003609	Tungsten	Fujian Xinlu Tungsten	CHINA	Conformant

CID003612	Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	Active
CID003614	Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	Active